Deutsche Bank January 29, 2026 Financial Data Supplement Q4 2025 Exhibit 99.2

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ Deutsche Bank consolidated Summary 2 Consolidated Statement of Income 3 Consolidated Balance Sheet - Assets 4 Consolidated Balance Sheet - Liabilities and total equity 5 Net revenues - Segment view 6 Segment detail Corporate Bank 7 Investment Bank 8 Private Bank 9 Asset Management 10 Corporate & Other 11 Risk and capital Asset Quality 12 Regulatory capital 13 Leverage ratio 14 Non-GAAP financial measures 15 Per share information 23 Definition of certain financial measures and other information 24 Footnotes 27 Agenda Due to rounding, numbers presented throughout this document may not sum precisely to the totals we provide and percentages may not precisely reflect the absolute figures. All segment figures reflect the segment composition as of the fourth quarter 2025. Commencing from the fourth quarter of 2025, Deutsche Bank renamed “Origination & Advisory” within the Investment Bank to “Investment Banking & Capital Markets” to better reflect the business it focuses on. At the same time, the additional sub-category “Fixed Income & Currencies: Ex Financing“ within Fixed Income & Currencies (FIC) was renamed to “Fixed Income & Currencies: Markets“ to improve transparency regarding the revenue composition of FIC. Commencing from the fourth quarter of 2025, the Private Bank is organized along the client sectors “Wealth Management”, renamed from “Wealth Management & Private Banking”, and “Personal Banking”. EU carve out Results are prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (“IASB”) and endorsed by the European Union (“EU”), including application of portfolio fair value hedge accounting for non-maturing deposits and fixed rate mortgages with pre-payment options (the “EU carve out”). Fair value hedge accounting under the EU carve out is employed to minimize the accounting exposure to both positive and negative moves in interest rates in each tenor bucket thereby reducing the volatility of reported revenue from Treasury activities. For the three-month period ended December 31, 2025, application of the EU carve out had a positive impact of € 463 million on profit before taxes and of € 308 million on profit. For the same period in 2024, the application of the EU carve out had a negative impact of € 127 million on profit before taxes and of € 60 million on profit. For the full-year 2025, application of the EU carve out had a positive impact of € 662 million on profit before taxes and of € 325 million on profit. For the same period in 2024, the application of the EU carve out had a negative impact of € 1.4 billion on profit before taxes and of € 976 million on profit. The Group’s regulatory capital and ratios thereof are also reported on the basis of the EU carve out version of IAS 39. As of December 31, 2025, the application of the EU carve out had a negative impact on the CET1 capital ratio of about 60 basis points compared to a negative impact of about 68 basis points as of December 31, 2024. In any given period, the net effect of the EU carve out can be positive or negative, depending on the fair market value changes in the positions being hedged and the hedging instruments. To reflect reporting obligations in Germany and the U.S., Deutsche Bank has prepared separate sets of interim financial information (i.e., locally: based on IFRS as endorsed by the EU; U.S.: based on IFRS as issued by the IASB). This Financial Data Supplement is presented under IFRS as endorsed by the EU. Deutsche Bank is filing its Earnings, Interim and Annual Reports under IFRS as issued by the IASB with the U.S. SEC (https://www.db.com/ir/en/sec-filings-for-financial-results.htm). 1 Q4 2025 Financial Data Supplement

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Group targets Post-tax return on average tangible shareholders' equity1,2,3 7.4% 8.7% (1.0)% 10.2% 0.7% 4.7% 11.9% 10.1% 10.7% 8.7% 10.3% 8.0ppt (2.0)ppt 5.7ppt Compound annual growth rate of revenues from 20214 6.6% 6.0% 5.7% 5.6% 5.8% 5.8% 6.1% 5.9% 6.0% 6.0% 6.0% 0.2ppt 0.0ppt 0.2ppt Cost/income ratio1 75.1% 68.2% 88.3% 63.2% 86.1% 76.3% 61.2% 63.6% 64.4% 68.6% 64.4% (17.5)ppt 4.2ppt (12.0)ppt Common Equity Tier 1 capital ratio1,5 13.7% 13.4% 13.5% 13.8% 13.8% 13.8% 13.8% 14.2% 14.5% 14.2% 14.2% 0.4ppt (0.3)ppt 0.4ppt Key financial metrics Statement of income, in € bn Total net revenues 28.9 7.8 7.6 7.5 7.2 30.1 8.5 7.8 8.0 7.7 32.1 7.0% (3.9)% 6.7% Provision for credit losses 1.5 0.4 0.5 0.5 0.4 1.8 0.5 0.4 0.4 0.4 1.7 (6.0)% (5.4)% (6.7)% Noninterest expenses 21.7 5.3 6.7 4.7 6.2 23.0 5.2 5.0 5.2 5.3 20.7 (14.7)% 2.4% (10.1)% Nonoperating costs6 1.1 0.3 1.7 (0.3) 0.9 2.6 0.1 (0.0) 0.1 0.2 0.4 (82.2)% 15.4% (85.9)% Adjusted costs6 20.6 5.0 5.0 5.0 5.3 20.4 5.1 5.0 5.0 5.1 20.3 (2.7)% 2.0% (0.5)% Pre-provision profit7 7.2 2.5 0.9 2.8 1.0 7.1 3.3 2.8 2.9 2.4 11.4 141.5% (15.4)% 60.6% Profit (loss) before tax 5.7 2.0 0.4 2.3 0.6 5.3 2.8 2.4 2.4 2.0 9.7 N/M (17.1)% 83.9% Profit (loss) 4.9 1.5 0.1 1.7 0.3 3.5 2.0 1.7 1.8 1.6 7.1 N/M (13.5)% 103.7% Profit (loss) attributable to Deutsche Bank shareholders 4.2 1.3 (0.1) 1.5 0.1 2.7 1.8 1.5 1.6 1.3 6.1 N/M (17.0)% 126.9% Balance sheet, in € bn5 Total assets 1,312 1,331 1,351 1,380 1,387 1,387 1,417 1,398 1,391 1,435 1,435 3% 3% 3% Net assets (adjusted)1 1,029 1,030 1,053 1,082 1,083 1,083 1,105 1,084 1,106 1,139 1,139 5% 3% 5% Loans (gross of allowance for loan losses) 479 480 482 477 485 485 482 472 476 479 479 (1)% 1% (1)% Average loans (gross of allowance for loan losses) 483 479 480 477 479 479 482 475 473 476 477 (1)% 1% (0)% Deposits 622 635 641 650 666 666 665 653 663 692 692 4% 4% 4% Allowance for loan losses 5.2 5.4 5.4 5.5 5.7 5.7 5.8 5.9 5.9 6.1 6.1 7% 3% 7% Shareholders' equity 64 66 64 65 66 66 67 65 66 67 67 1% 2% 1% Sustainable finance volume (in each period)8,9 64 21 21 30 21 93 16 28 23 31 98 48% 35% 5% Resources5 Risk-weighted assets, in € bn 350 355 356 356 357 357 352 341 340 347 347 (3)% 2% (3)% Leverage exposure, in € bn 1,240 1,254 1,262 1,284 1,316 1,316 1,302 1,276 1,300 1,327 1,327 1% 2% 1% Tangible shareholders' equity (tangible book value), in € bn 58 59 57 58 59 59 60 58 59 60 60 1% 2% 1% High-quality liquid assets (HQLA), in € bn 219 222 221 230 226 226 231 232 234 260 260 15% 11% 15% Employees (full-time equivalent) 90,130 90,323 89,470 90,236 89,753 89,753 89,687 89,426 90,330 89,879 89,879 0% (0)% 0% Branches 1,432 1,421 1,394 1,381 1,307 1,307 1,245 1,220 1,196 1,179 1,179 (10)% (1)% (10)% Ratios Post-tax return on average shareholders' equity1,3 6.7% 7.8% (0.9)% 9.1% 0.6% 4.2% 10.6% 9.1% 9.6% 7.8% 9.3% 7.2ppt (1.8)ppt 5.1ppt Provision for credit losses (bps of average loans) 31.4 36.7 39.7 41.4 35.1 38.2 39.1 35.6 35.3 33.2 35.8 (1.9)bps (2.1)bps (2.4)bps Operating leverage10 (0.3)% 4.1% (17.2)% 13.3% (5.2)% (1.7)% 11.2% 28.8% (2.0)% 21.7% 16.7% 26.9ppt 23.7ppt 18.4ppt Net interest margin 1.4% 1.3% 1.2% 1.3% 1.4% 1.3% 1.4% 1.5% 1.5% 1.6% 1.5% 0.2ppt 0.1ppt 0.2ppt Loan-to-deposit ratio 77.0% 75.7% 75.2% 73.3% 72.7% 72.7% 72.5% 72.3% 71.8% 69.2% 69.2% (3.5)ppt (2.6)ppt (3.5)ppt Leverage ratio1 4.5% 4.5% 4.6% 4.6% 4.6% 4.6% 4.6% 4.7% 4.6% 4.6% 4.6% (0.0)ppt (0.0)ppt (0.0)ppt Liquidity coverage ratio 140% 136% 136% 135% 131% 131% 134% 136% 140% 144% 144% 13.4ppt 4.5ppt 13.4ppt Net stable funding ratio 121% 123% 122% 122% 121% 121% 119% 120% 119% 119% 119% (1.6)ppt 0.4ppt (1.6)ppt Share-related information Basic earnings per share11 € 2.07 € 0.71 € (0.28) € 0.82 € 0.15 € 1.40 € 1.01 € 0.49 € 0.91 € 0.77 € 3.16 N/M (15)% 125% Diluted earnings per share1,11 € 2.03 € 0.69 € (0.28) € 0.81 € 0.15 € 1.37 € 0.99 € 0.48 € 0.89 € 0.76 € 3.09 N/M (15)% 126% Book value per basic share outstanding1 € 31.64 € 32.59 € 32.07 € 32.73 € 33.41 € 33.41 € 33.91 € 32.91 € 33.66 € 34.51 € 34.51 3% 3% 3% Tangible book value per basic share outstanding1 € 28.41 € 29.26 € 28.65 € 29.34 € 29.90 € 29.90 € 30.43 € 29.50 € 30.17 € 30.98 € 30.98 4% 3% 4% Dividend per share (with respect to previous financial year) € 0.30 - € 0.45 - - € 0.45 - € 0.68 - - € 0.68 N/M N/M 51% Summary FinSum For footnotes please refer to page 27. 2

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Interest and similar income 44,074 12,611 12,651 12,362 11,734 49,358 11,493 11,043 10,969 10,954 44,458 (7)% (0)% (10)% Interest expense 30,472 9,482 9,628 9,108 8,075 36,292 7,823 7,206 7,053 6,685 28,767 (17)% (5)% (21)% Net interest income 13,602 3,129 3,023 3,255 3,659 13,065 3,670 3,837 3,916 4,269 15,691 17% 9% 20% Provision for credit losses 1,505 439 476 494 420 1,830 471 423 417 395 1,707 (6)% (5)% (7)% Net interest income after provision for credit losses 12,097 2,690 2,547 2,760 3,238 11,235 3,198 3,414 3,499 3,873 13,985 20% 11% 24% Net commission and fee income 9,206 2,612 2,594 2,468 2,697 10,372 2,752 2,674 2,654 2,811 10,891 4% 6% 5% Net gains (losses) on financial assets/liabilities at fair value through P&L 4,947 1,938 1,735 1,450 864 5,987 1,837 1,156 1,477 690 5,160 (20)% (53)% (14)% Net gains (losses) on financial assets at fair value through OCI (0) 26 13 (3) 12 48 16 17 7 10 49 (18)% 42% 2% Net gains (losses) on financial assets at amortized cost (96) (7) (0) 5 (9) (11) 2 1 4 1 9 N/M (68)% N/M Net income (loss) from equity method investments (38) 6 (11) 18 (2) 12 (19) (19) 19 13 (6) N/M (33)% N/M Other income (loss) 1,259 75 234 307 3 619 267 136 (34) (68) 300 N/M 99% (52)% Total noninterest income 15,277 4,650 4,566 4,247 3,565 17,027 4,854 3,967 4,126 3,457 16,404 (3)% (16)% (4)% Memo: Net revenues 28,879 7,779 7,589 7,501 7,224 30,092 8,524 7,804 8,043 7,726 32,096 7% (4)% 7% Compensation and benefits 11,131 2,930 3,010 2,884 2,908 11,731 3,041 2,894 2,931 2,948 11,813 1% 1% 1% General and administrative expenses 10,112 2,373 3,738 1,928 3,204 11,243 2,180 2,065 2,247 2,368 8,860 (26)% 5% (21)% Impairment of goodwill and other intangible assets 233 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities 220 1 (46) (68) 109 (3) (5) 0 2 (12) (15) N/M N/M N/M Noninterest expenses 21,695 5,305 6,702 4,744 6,221 22,971 5,216 4,959 5,180 5,304 20,658 (15)% 2% (10)% Profit (loss) before tax 5,678 2,036 411 2,262 583 5,291 2,837 2,421 2,445 2,027 9,731 N/M (17)% 84% Income tax expense (benefit) 787 585 358 597 246 1,786 825 688 626 453 2,592 84% (28)% 45% Profit (loss) 4,892 1,451 52 1,665 337 3,505 2,012 1,733 1,819 1,574 7,139 N/M (13)% 104% Profit (loss) attributable to noncontrolling interests 119 29 45 32 33 139 44 46 46 71 208 116% 54% 50% Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 4,772 1,422 8 1,633 304 3,366 1,968 1,687 1,773 1,503 6,931 N/M (15)% 106% Performance measures and ratios 1 Net interest margin 1.4% 1.3% 1.2% 1.3% 1.4% 1.3% 1.4% 1.5% 1.5% 1.6% 1.5% 0.2ppt 0.1ppt 0.2ppt Average yield on loans 4.9% 5.0% 5.1% 4.9% 4.8% 4.9% 4.5% 4.5% 4.4% 4.3% 4.5% (0.4)ppt (0.1)ppt (0.5)ppt Cost/income ratio 75.1% 68.2% 88.3% 63.2% 86.1% 76.3% 61.2% 63.6% 64.4% 68.6% 64.4% (17.5)ppt 4.2ppt (12.0)ppt Compensation ratio 38.5% 37.7% 39.7% 38.4% 40.3% 39.0% 35.7% 37.1% 36.4% 38.2% 36.8% (2.1)ppt 1.7ppt (2.2)ppt Noncompensation ratio 36.6% 30.5% 48.6% 24.8% 45.9% 37.4% 25.5% 26.5% 28.0% 30.5% 27.6% (15.4)ppt 2.5ppt (9.8)ppt Adjusted costs 20,585 5,043 5,042 5,047 5,276 20,407 5,122 5,004 5,034 5,136 20,297 (3)% 2% (1)% Pre-provision profit 7 7,184 2,475 887 2,757 1,003 7,121 3,308 2,844 2,863 2,422 11,437 141% (15)% 61% Consolidated statement of income Consolidated Statement of Income 3 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m) Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Dec 31, 2025 vs. Dec 31, 2024 Assets Cash and central bank balances 178,416 148,238 148,625 141,031 147,494 151,550 137,124 139,644 164,659 12% Interbank balances without central banks 6,140 8,103 7,333 7,807 6,160 7,478 6,766 8,363 6,962 13% Central bank funds sold and securities purchased under resale agreements 14,725 18,807 24,937 29,645 40,803 39,524 32,938 35,715 37,509 (8)% Securities borrowed 39 43 44 51 44 52 35 24 6 (87)% Trading assets 125,275 136,599 134,894 153,664 139,772 157,821 158,116 161,766 153,811 10% Positive market values from derivative financial instruments 251,856 231,186 237,222 243,383 291,754 233,376 256,029 232,071 241,328 (17)% Non-trading financial assets mandatory at fair value through P&L 88,047 99,827 104,577 124,393 114,324 111,231 118,053 110,869 124,495 9% Financial assets designated at fair value through P&L 75 45 45 45 0 0 0 0 0 N/M Total financial assets at fair value through P&L 465,252 467,657 476,738 521,485 545,849 502,428 532,198 504,706 519,635 (5)% Financial assets at fair value through OCI 35,546 38,091 40,076 42,322 42,090 42,325 41,586 42,064 43,644 4% Equity method investments 1,013 1,027 1,048 997 1,028 982 890 921 924 (10)% Loans at amortized cost 473,705 474,954 476,741 471,070 478,921 476,287 466,581 469,867 472,620 (1)% Property and equipment 6,185 6,254 6,219 6,146 6,193 6,167 6,039 6,005 5,924 (4)% Goodwill and other intangible assets 7,327 7,461 7,548 7,470 7,749 7,627 7,413 7,501 7,561 (2)% Other assets 114,697 150,736 152,603 142,964 101,207 173,379 157,679 168,262 167,472 65% Assets for current tax 1,513 1,630 1,565 1,503 1,801 1,748 1,735 1,444 1,609 (11)% Deferred tax assets 7,773 7,782 7,931 7,600 7,839 7,300 6,847 6,729 6,544 (17)% Total assets 1,312,331 1,330,785 1,351,406 1,380,092 1,387,177 1,416,847 1,397,830 1,391,246 1,435,067 3% Consolidated balance sheet - Assets Assets 4

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m) Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Dec 31, 2025 vs. Dec 31, 2024 Liabilities and equity Deposits 622,035 634,678 640,910 649,878 666,261 664,922 653,367 662,956 691,828 4% Central bank funds purchased and securities sold under repurchase agreements 3,038 2,804 2,632 2,744 3,740 4,431 4,371 3,195 4,177 12% Securities loaned 3 3 4 3 2 2 2 2 2 (22)% Trading liabilities 44,005 44,514 48,370 46,462 43,498 46,538 43,990 41,943 42,879 (1)% Negative market values from derivative financial instruments 238,260 215,557 223,332 231,626 276,395 218,231 235,609 213,577 225,775 (18)% Financial liabilities designated at fair value through P&L 83,727 83,055 92,683 99,664 92,047 102,734 104,783 115,969 115,055 25% Investment contract liabilities 484 506 509 505 454 447 451 471 469 3% Financial liabilities at fair value through P&L 366,475 343,632 364,893 378,257 412,395 367,951 384,833 371,960 384,179 (7)% Other short-term borrowings 9,620 8,126 10,696 8,154 9,895 15,115 18,090 14,862 18,204 84% Other liabilities 113,036 153,912 142,808 144,098 95,631 161,636 141,167 141,412 137,713 44% Provisions 2,448 2,492 3,812 2,954 3,326 3,135 2,791 2,388 2,408 (28)% Liabilities for current tax 631 691 637 776 720 849 950 932 694 (4)% Deferred tax liabilities 546 605 610 584 590 599 590 604 623 5% Long-term debt 119,390 107,661 108,848 115,890 114,899 116,353 113,531 113,773 114,754 (0)% Trust preferred securities 289 288 288 287 287 286 286 284 283 (1)% Total liabilities 1,237,513 1,254,893 1,276,137 1,303,625 1,307,745 1,335,280 1,319,978 1,312,368 1,354,863 4% Total shareholders' equity 64,486 65,505 63,634 64,848 66,276 66,957 64,555 65,521 66,933 1% Additional equity components12 8,569 8,573 10,052 10,066 11,550 13,043 11,840 11,857 11,708 1% Noncontrolling interests 1,763 1,814 1,583 1,554 1,606 1,567 1,457 1,500 1,562 (3)% Total equity 74,818 75,892 75,269 76,467 79,432 81,566 77,852 78,877 80,203 1% Total liabilities and equity 1,312,331 1,330,785 1,351,406 1,380,092 1,387,177 1,416,847 1,397,830 1,391,246 1,435,067 3% Consolidated balance sheet - Liabilities and total equity Liabilities 5 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Corporate Bank Corporate Treasury Services 4,381 1,066 1,056 1,021 1,055 4,197 1,072 1,053 1,045 1,049 4,220 (1)% 0% 1% Institutional Client Services 1,895 462 530 485 479 1,956 473 527 462 455 1,917 (5)% (2)% (2)% Business Banking 1,442 351 336 336 330 1,352 321 316 308 318 1,263 (4)% 3% (7)% Total Corporate Bank 7,718 1,878 1,922 1,842 1,864 7,506 1,866 1,896 1,816 1,822 7,400 (2)% 0% (1)% of which: Net interest income 5,241 1,272 1,274 1,195 1,246 4,987 1,160 1,169 1,100 1,138 4,567 (9)% 3% (8)% Net commission and fee income 2,460 622 659 648 648 2,577 658 696 674 677 2,704 4% 0% 5% Remaining income 18 (15) (11) (2) (30) (58) 48 32 41 7 129 N/M (83)% N/M Investment Bank Fixed Income & Currencies 7,897 2,508 2,049 2,091 1,871 8,518 2,896 2,247 2,478 1,990 9,610 6% (20)% 13% Investment Banking & Capital Markets 1,238 499 580 395 516 1,990 454 410 502 495 1,861 (4)% (1)% (6)% Research and Other 24 40 (30) 37 2 49 13 30 (2) 28 70 N/M N/M 41% Total Investment Bank 9,160 3,047 2,599 2,523 2,389 10,557 3,362 2,687 2,978 2,514 11,541 5% (16)% 9% Private Bank Personal Banking 5,442 1,311 1,290 1,279 1,372 5,253 1,289 1,306 1,332 1,358 5,284 (1)% 2% 1% Wealth Management 4,128 1,065 1,041 1,041 987 4,133 1,150 1,065 1,083 1,082 4,381 10% (0)% 6% Total Private Bank 9,571 2,376 2,331 2,319 2,359 9,386 2,439 2,371 2,415 2,440 9,665 3% 1% 3% of which: Net interest income 6,156 1,432 1,441 1,426 1,487 5,786 1,454 1,517 1,557 1,640 6,169 10% 5% 7% Net commission and fee income 2,852 789 731 730 706 2,956 832 739 725 702 2,999 (0)% (3)% 1% Remaining income 563 156 159 163 166 643 152 115 132 97 497 (42)% (27)% (23)% Asset Management Management fees 2,314 592 613 626 647 2,479 639 630 655 674 2,597 4% 3% 5% Performance and transaction fees 128 17 10 12 108 148 37 58 50 173 318 60% N/M 115% Other (59) 8 40 22 (46) 23 54 37 29 41 162 N/M 42% N/M Total Asset Management 2,383 617 663 660 709 2,649 730 725 734 888 3,077 25% 21% 16% Corporate & Other 47 (139) 74 157 (98) (6) 127 125 99 62 413 N/M (37)% N/M Net revenues 28,879 7,779 7,589 7,501 7,224 30,092 8,524 7,804 8,043 7,726 32,096 7% (4)% 7% Net revenues - Segment view Net Revenues 6 13 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Corporate Treasury Services 4,381 1,066 1,056 1,021 1,055 4,197 1,072 1,053 1,045 1,049 4,220 (1)% 0% 1% Institutional Client Services 1,895 462 530 485 479 1,956 473 527 462 455 1,917 (5)% (2)% (2)% Business Banking 1,442 351 336 336 330 1,352 321 316 308 318 1,263 (4)% 3% (7)% Total net revenues 7,718 1,878 1,922 1,842 1,864 7,506 1,866 1,896 1,816 1,822 7,400 (2)% 0% (1)% of which: Net interest income 5,241 1,272 1,274 1,195 1,246 4,987 1,160 1,169 1,100 1,138 4,567 (9)% 3% (8)% Net commission and fee income 2,460 622 659 648 648 2,577 658 696 674 677 2,704 4% 0% 5% Remaining income 18 (15) (11) (2) (30) (58) 48 32 41 7 129 N/M (83)% N/M Provision for credit losses 266 63 135 126 23 347 77 22 (4) 99 194 N/M N/M (44)% Compensation and benefits 1,539 382 403 399 426 1,611 411 408 407 406 1,632 (5)% (0)% 1% General and administrative expenses 3,088 822 778 772 1,076 3,448 746 729 744 752 2,971 (30)% 1% (14)% Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities (4) 0 (0) (1) 1 (1) 0 0 (0) (0) (0) N/M N/M N/M Noninterest expenses 4,623 1,204 1,181 1,171 1,502 5,058 1,157 1,137 1,150 1,158 4,603 (23)% 1% (9)% Noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) before tax 2,828 611 606 545 339 2,101 632 738 670 564 2,603 66% (16)% 24% Balance sheet and resources Employees (front office, full-time equivalent)5 7,670 7,746 7,807 7,926 7,959 7,959 8,030 8,164 8,334 8,420 8,420 6% 1% 6% Employees (business-aligned operations, full-time equivalent) 5 8,017 8,076 8,013 8,110 8,171 8,171 8,157 8,103 8,151 8,181 8,181 0% 0% 0% Employees (allocated central infrastructure, full-time equivalent) 5 9,669 9,750 9,741 10,076 10,150 10,150 10,247 10,324 10,606 10,719 10,719 6% 1% 6% Total employees (full-time equivalent) 5 25,356 25,572 25,561 26,113 26,280 26,280 26,435 26,591 27,092 27,320 27,320 4% 1% 4% Assets5,14 263,903 264,086 271,037 287,710 279,670 279,670 291,160 280,307 288,944 323,485 323,485 16% 12% 16% Risk-weighted assets5 68,987 71,857 74,515 74,312 78,176 78,176 75,624 72,452 70,568 71,988 71,988 (8)% 2% (8)% of which: operational risk RWA5 5,568 8,075 8,773 8,792 10,784 10,784 11,030 11,004 10,549 10,844 10,844 1% 3% 1% Leverage exposure 5,15 306,809 306,869 315,267 333,190 339,417 339,417 333,943 323,195 330,682 357,514 357,514 5% 8% 5% Deposits5 289,494 299,815 303,059 309,843 312,593 312,593 313,115 301,975 304,936 329,455 329,455 5% 8% 5% Loans (gross of allowance for loan losses)5 116,732 116,578 116,913 115,124 116,674 116,674 116,426 116,896 117,542 119,570 119,570 2% 2% 2% Average loans (gross of allowance for loan losses) 5,16 116,732 114,791 114,853 114,359 114,620 114,298 113,934 114,838 115,544 116,990 114,950 2% 1% 1% Allowance for loan losses 5 1,054 1,067 1,180 1,312 1,221 1,221 1,265 1,243 1,172 1,194 1,194 (2)% 2% (2)% Sustainable finance volume (per quarter/year) 8 13,545 5,615 3,644 2,140 5,790 17,190 3,554 6,799 3,205 6,675 20,233 15% 108% 18% Performance measures and ratios1 Net interest margin 4.2% 4.1% 4.1% 3.8% 3.8% 4.0% 3.6% 3.6% 3.4% 3.4% 3.5% (0.4)ppt 0.0ppt (0.5)ppt Provision for credit losses (bps of average loans) 22.8 21.9 47.1 44.1 8.2 30.4 27.2 7.6 (1.4) 34.0 16.9 25.8bps 35.4bps (13.5)bps Cost/income ratio 59.9% 64.1% 61.5% 63.6% 80.6% 67.4% 62.0% 59.9% 63.3% 63.6% 62.2% (17.0)ppt 0.2ppt (5.2)ppt Adjusted costs 4,495 1,128 1,140 1,150 1,161 4,579 1,150 1,156 1,136 1,140 4,582 (2)% 0% 0% Pre-provision profit7 3,095 674 741 671 362 2,448 709 760 666 663 2,797 83% (0)% 14% Post-tax return on average shareholders' equity3 17.1% 14.5% 14.2% 12.4% 6.8% 11.9% 13.4% 16.1% 14.8% 12.3% 14.1% 5.5ppt (2.5)ppt 2.2ppt Post-tax return on average tangible shareholders' equity2,3 18.5% 15.6% 15.2% 13.2% 7.3% 12.7% 14.4% 17.5% 16.2% 13.4% 15.3% 6.2ppt (2.7)ppt 2.6ppt Corporate Bank Corporate Bank 7 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Fixed Income & Currencies 7,897 2,508 2,049 2,091 1,871 8,518 2,896 2,247 2,478 1,990 9,610 6% (20)% 13% Fixed Income & Currencies: Financing 2,909 808 779 762 835 3,183 906 904 870 881 3,561 6% 1% 12% Fixed Income & Currencies: Markets 4,989 1,700 1,270 1,329 1,036 5,335 1,990 1,343 1,608 1,109 6,050 7% (31)% 13% Investment Banking & Capital Markets 1,238 499 580 395 516 1,990 454 410 502 495 1,861 (4)% (1)% (6)% Debt Origination 837 352 395 269 258 1,274 276 223 360 242 1,100 (6)% (33)% (14)% Equity Origination 102 44 50 33 59 186 52 49 51 73 225 23% 42% 21% Advisory 299 103 136 93 199 531 126 139 91 181 536 (9)% 100% 1% Research and Other 24 40 (30) 37 2 49 13 30 (2) 28 70 N/M N/M 41% Total net revenues 9,160 3,047 2,599 2,523 2,389 10,557 3,362 2,687 2,978 2,514 11,541 5% (16)% 9% Provision for credit losses 431 150 163 135 101 549 163 259 308 97 827 (3)% (68)% 51% Compensation and benefits 2,534 688 689 655 658 2,690 753 721 716 702 2,894 7% (2)% 8% General and administrative expenses 4,082 943 991 923 1,113 3,970 896 878 987 1,020 3,782 (8)% 3% (5)% Impairment of goodwill and other intangible assets 233 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities (3) 1 (1) (0) 0 (0) 0 0 0 (1) (0) N/M N/M N/M Noninterest expenses 6,846 1,632 1,679 1,578 1,771 6,660 1,650 1,599 1,703 1,722 6,675 (3)% 1% 0% Noncontrolling interests 3 1 10 (4) (2) 5 3 2 1 10 16 N/M N/M N/M Profit (loss) before tax 1,880 1,263 747 814 520 3,344 1,545 827 965 685 4,022 32% (29)% 20% Balance sheet and resources Employees (front office, full-time equivalent)5 4,856 4,828 4,779 4,931 4,888 4,888 4,898 4,868 5,082 5,037 5,037 3% (1)% 3% Employees (business-aligned operations, full-time equivalent)5 3,146 3,172 3,150 3,174 3,168 3,168 3,161 3,134 3,139 3,151 3,151 (1)% 0% (1)% Employees (allocated central infrastructure, full-time equivalent) 5 11,898 11,945 11,932 12,187 12,009 12,009 12,094 12,061 12,322 12,404 12,404 3% 1% 3% Total employees (full-time equivalent)5 19,899 19,945 19,861 20,292 20,065 20,065 20,153 20,062 20,543 20,592 20,592 3% 0% 3% Assets5,14 658,345 707,245 718,837 753,449 756,484 756,484 786,299 800,065 773,897 736,149 736,149 (3)% (5)% (3)% Risk-weighted assets5 139,532 136,612 135,036 133,548 129,825 129,825 137,484 132,102 131,497 136,412 136,412 5% 4% 5% of which: operational risk RWA5 21,611 17,186 17,557 15,849 14,775 14,775 15,711 15,489 15,038 17,873 17,873 21% 19% 21% Leverage exposure5,15 546,251 567,176 567,043 571,926 592,533 592,533 590,568 589,083 597,616 602,051 602,051 2% 1% 2% Deposits5 17,818 20,295 19,029 20,318 21,950 21,950 26,937 24,248 25,364 27,647 27,647 26% 9% 26% Loans (gross of allowance for loan losses)5 100,645 102,839 105,552 105,101 110,077 110,077 112,431 107,880 111,040 115,325 115,325 5% 4% 5% Average loans (gross of allowance for loan losses)5,16 100,645 102,648 104,259 104,909 107,652 104,952 111,835 110,053 110,319 113,406 111,623 5% 3% 6% Allowance for loan losses 5 870 983 1,033 1,042 1,068 1,068 1,081 1,156 1,318 1,368 1,368 28% 4% 28% Sustainable finance volume (per quarter/year)8 38,840 12,530 16,159 15,109 13,490 57,288 12,059 16,985 17,616 20,394 67,054 51% 16% 17% Performance measures and ratios1 Provision for credit losses (bps of average loans) 42.8 58.6 62.6 51.6 37.4 52.4 58.5 94.0 111.7 34.3 74.1 (3.1)bps (77.3)bps 21.8bps Cost/income ratio 74.7% 53.6% 64.6% 62.5% 74.1% 63.1% 49.1% 59.5% 57.2% 68.5% 57.8% (5.6)ppt 11.3ppt (5.2)ppt Adjusted costs 6,378 1,583 1,581 1,557 1,713 6,433 1,648 1,578 1,646 1,690 6,563 (1)% 3% 2% Pre-provision profit7 2,314 1,415 919 945 618 3,898 1,712 1,087 1,274 792 4,866 28% (38)% 25% Post-tax return on average shareholders' equity3 4.9% 14.6% 8.1% 8.7% 5.0% 9.1% 17.4% 8.4% 10.3% 7.0% 10.8% 2.0ppt (3.4)ppt 1.7ppt Post-tax return on average tangible shareholders' equity 2,3 5.1% 15.1% 8.3% 9.0% 5.2% 9.4% 18.0% 8.7% 10.7% 7.2% 11.2% 2.1ppt (3.5)ppt 1.8ppt Investment Bank Investment Bank 8 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Personal Banking 5,442 1,311 1,290 1,279 1,372 5,253 1,289 1,306 1,332 1,358 5,284 (1)% 2% 1% Wealth Management 4,128 1,065 1,041 1,041 987 4,133 1,150 1,065 1,083 1,082 4,381 10% (0)% 6% Total net revenues 9,571 2,376 2,331 2,319 2,359 9,386 2,439 2,371 2,415 2,440 9,665 3% 1% 3% of which: Net interest income 6,156 1,432 1,441 1,426 1,487 5,786 1,454 1,517 1,557 1,640 6,169 10% 5% 7% Net commission and fee income 2,852 789 731 730 706 2,956 832 739 725 702 2,999 (0)% (3)% 1% Remaining income 563 156 159 163 166 643 152 115 132 97 497 (42)% (27)% (23)% Provision for credit losses 783 219 149 205 278 851 219 118 85 157 578 (44)% 85% (32)% Compensation and benefits 2,808 710 766 762 701 2,938 729 666 685 714 2,795 2% 4% (5)% General and administrative expenses 4,718 1,105 1,073 1,107 1,110 4,395 1,007 981 961 1,009 3,958 (9)% 5% (10)% Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities 228 1 (45) (67) 109 (3) (6) 1 2 (11) (15) N/M N/M N/M Noninterest expenses 7,755 1,816 1,794 1,802 1,919 7,331 1,731 1,648 1,647 1,712 6,738 (11)% 4% (8)% Noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) before tax 1,032 341 389 312 161 1,204 489 605 683 570 2,348 N/M (17)% 95% Balance sheet and resources Employees (front office, full-time equivalent)5 18,483 18,360 18,021 17,678 17,053 17,053 16,629 16,368 16,198 15,840 15,840 (7)% (2)% (7)% Employees (business-aligned operations, full-time equivalent)5 7,780 7,762 7,684 7,623 7,842 7,842 7,855 7,810 7,713 7,497 7,497 (4)% (3)% (4)% Employees (allocated central infrastructure, full-time equivalent)5 12,202 12,257 12,011 12,182 12,164 12,164 12,248 12,219 12,315 12,106 12,106 (0)% (2)% (0)% Total employees (full-time equivalent)5 38,465 38,379 37,715 37,483 37,059 37,059 36,732 36,396 36,226 35,443 35,443 (4)% (2)% (4)% Assets 5,14 330,530 325,981 327,264 325,667 323,551 323,551 322,662 314,060 322,742 315,734 315,734 (2)% (2)% (2)% Risk-weighted assets5 86,226 95,634 96,424 96,853 97,281 97,281 94,327 92,697 92,580 91,996 91,996 (5)% (1)% (5)% of which: operational risk RWA5 7,659 14,648 15,051 15,206 14,438 14,438 14,632 14,644 14,458 14,726 14,726 2% 2% 2% Leverage exposure5,15 338,607 333,458 334,809 333,549 336,229 336,229 336,034 326,840 333,957 325,897 325,897 (3)% (2)% (3)% Deposits5 307,807 310,287 313,879 313,918 320,338 320,338 317,868 317,991 325,289 329,264 329,264 3% 1% 3% Loans (gross of allowance for loan losses)5 261,250 260,679 259,945 256,153 257,476 257,476 253,343 248,384 248,083 246,594 246,594 (4)% (1)% (4)% Average loans (gross of allowance for loan losses)5,16 261,250 260,961 260,747 257,940 256,820 259,161 256,325 250,594 248,135 247,423 250,777 (4)% (0)% (3)% Allowance for loan losses 5 3,188 3,273 3,122 3,071 3,276 3,276 3,356 3,393 3,289 3,375 3,375 3% 3% 3% Assets under management5,17 579,348 605,893 612,986 625,790 634,150 634,150 632,380 645,281 674,516 684,883 684,883 8% 2% 8% Net flows 22,904 11,394 7,297 8,353 1,905 28,949 5,873 6,326 12,965 1,880 27,044 (1)% (86)% (7)% Sustainable finance volume (per quarter/year)8 11,630 3,071 1,526 2,717 1,614 8,927 1,011 4,631 1,994 3,919 11,556 143% 96% 29% Performance measures and ratios1 Net interest margin 2.3% 2.2% 2.2% 2.2% 2.3% 2.2% 2.3% 2.4% 2.5% 2.6% 2.4% 0.3ppt 0.1ppt 0.2ppt Provision for credit losses (bps of average loans) 30.0 33.5 22.8 31.8 43.4 32.8 34.1 18.8 13.7 25.4 23.1 (17.9)bps 11.7bps (9.8)bps Cost/income ratio 81.0% 76.4% 76.9% 77.7% 81.4% 78.1% 71.0% 69.5% 68.2% 70.2% 69.7% (11.2)ppt 2.0ppt (8.4)ppt Adjusted costs 7,287 1,756 1,736 1,790 1,718 7,001 1,686 1,651 1,622 1,671 6,631 (3)% 3% (5)% Pre-provision profit7 1,816 560 537 518 440 2,055 708 723 768 728 2,927 65% (5)% 42% Post-tax return on average shareholders' equity3 4.5% 6.2% 7.0% 5.3% 1.9% 5.1% 8.3% 10.4% 12.1% 9.8% 10.1% 7.9ppt (2.3)ppt 5.1ppt Post-tax return on average tangible shareholders' equity 2,3 4.8% 6.4% 7.0% 5.2% 1.9% 5.1% 8.3% 10.8% 12.6% 10.3% 10.5% 8.4ppt (2.4)ppt 5.4ppt Private Bank Private Bank 9 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Management fees 2,314 592 613 626 647 2,479 639 630 655 674 2,597 4% 3% 5% Performance and transaction fees 128 17 10 12 108 148 37 58 50 173 318 60% N/M 115% Other (59) 8 40 22 (46) 23 54 37 29 41 162 N/M 42% N/M Total net revenues 2,383 617 663 660 709 2,649 730 725 734 888 3,077 25% 21% 16% Provision for credit losses (1) (1) (0) 0 0 (1) (0) (0) (2) 0 (2) N/M N/M 172% Compensation and benefits 891 234 231 224 230 919 250 226 221 255 952 11% 16% 4% General and administrative expenses 934 222 223 216 243 904 216 212 213 230 871 (6)% 8% (4)% Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities 0 0 0 0 (0) 0 0 (0) 0 0 0 N/M N/M N/M Noninterest expenses 1,825 456 453 441 473 1,823 467 438 433 485 1,823 3% 12% (0)% Noncontrolling interests 163 40 50 52 52 194 59 62 66 86 272 64% 30% 40% Profit (loss) before tax 396 122 160 168 183 632 204 225 237 317 983 73% 33% 55% Balance sheet and resources Employees (front office, full-time equivalent) 5 2,044 2,044 2,019 2,066 2,065 2,065 2,063 2,056 2,092 2,103 2,103 2% 1% 2% Employees (business-aligned operations, full-time equivalent) 5 2,343 2,379 2,396 2,476 2,510 2,510 2,542 2,580 2,639 2,732 2,732 9% 4% 9% Employees (allocated central infrastructure, full-time equivalent) 5 574 577 568 583 591 591 594 593 597 590 590 (0)% (1)% (0)% Total employees (full-time equivalent)5 4,961 5,000 4,983 5,126 5,166 5,166 5,200 5,229 5,328 5,425 5,425 5% 2% 5% Assets5,14 10,305 10,669 9,810 9,991 10,543 10,543 10,504 9,905 10,269 10,790 10,790 2% 5% 2% Risk-weighted assets 5 15,155 18,144 18,376 18,094 18,414 18,414 13,411 13,044 14,131 15,520 15,520 (16)% 10% (16)% of which: operational risk RWA5 3,475 4,643 4,910 4,798 4,700 4,700 4,792 4,684 4,801 5,318 5,318 13% 11% 13% Leverage exposure5,15 9,706 9,948 8,935 9,225 10,061 10,061 9,984 9,441 9,647 10,154 10,154 1% 5% 1% Management fee margin (in bps)18 27.1 26.0 26.4 26.2 25.9 26.1 25.3 25.1 25.2 24.8 25.0 (1.1)bps (0.3)bps (1.1)bps Assets under management 5,17 896,097 941,263 933,165 962,910 1,011,552 1,011,552 1,009,590 1,009,813 1,054,245 1,084,511 1,084,511 7% 3% 7% Net flows 28,299 7,786 (18,696) 18,258 18,371 25,719 19,879 8,484 12,103 10,493 50,958 (43)% (13)% 98% Performance measures and ratios1 Cost/income ratio 76.6% 73.9% 68.4% 66.7% 66.8% 68.8% 64.0% 60.4% 59.0% 54.7% 59.3% (12.1)ppt (4.3)ppt (9.6)ppt Adjusted costs 1,765 438 448 437 463 1,786 459 436 431 473 1,798 2% 10% 1% Pre-provision profit 7 558 161 210 220 236 826 263 287 301 402 1,254 71% 34% 52% Post-tax return on average shareholders' equity3 5.2% 6.3% 8.0% 8.5% 9.2% 8.0% 10.0% 11.6% 12.7% 17.8% 12.9% 8.5ppt 5.1ppt 4.9ppt Post-tax return on average tangible shareholders' equity 2,3 12.2% 14.5% 17.8% 18.9% 20.6% 18.0% 22.1% 26.0% 28.1% 41.0% 29.1% 20.4ppt 12.9ppt 11.0ppt Asset Management Asset Management 10 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Total net revenues 47 (139) 74 157 (98) (6) 127 125 99 62 413 N/M (37)% N/M Provision for credit losses 26 9 29 27 17 83 12 25 30 41 108 135% 34% 31% Compensation and benefits 3,358 916 921 843 893 3,574 896 873 903 869 3,541 (3)% (4)% (1)% General and administrative expenses (2,710) (720) 673 (1,089) (338) (1,474) (686) (736) (657) (643) (2,721) 90% (2)% 85% Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities (1) 0 0 (0) 0 0 0 (0) 0 (0) (0) N/M N/M N/M Noninterest expenses 647 197 1,594 (246) 555 2,100 211 137 246 226 819 (59)% (8)% (61)% Noncontrolling interests (166) (42) (60) (48) (50) (199) (62) (65) (67) (95) (289) 90% 43% 45% Profit (loss) before tax (459) (302) (1,490) 424 (621) (1,989) (34) 28 (110) (109) (226) (82)% (1)% (89)% Balance sheet and resources Total Employees (full-time equivalent)5 35,792 35,956 35,601 36,250 36,097 36,097 36,351 36,344 36,981 36,918 36,918 2% (0)% 2% Adjusted costs 661 138 137 113 220 608 180 182 199 162 724 (27)% (19)% 19% Risk-weighted assets 5 39,842 32,583 32,075 33,689 33,732 33,732 31,127 30,509 31,611 31,216 31,216 (7)% (1)% (7)% Leverage exposure5,15 38,945 36,320 35,750 35,782 37,667 37,667 31,275 27,476 27,753 31,825 31,825 (16)% 15% (16)% Corporate & Other C&O 11 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Dec 31, 2025 722,204 53,383 14,874 615 791,076 421 888 4,600 247 6,156 Sep 30, 2025 696,077 52,783 14,451 577 763,888 448 972 4,330 224 5,974 Jun 30, 2025 664,320 66,029 14,268 613 745,231 481 909 4,416 211 6,018 Mar 31, 2025 685,780 65,640 13,728 595 765,743 451 815 4,441 207 5,915 Dec 31, 2024 676,154 63,836 15,214 609 755,814 438 736 4,412 213 5,799 Sep 30, 2024 659,405 54,988 14,980 716 730,089 451 726 4,249 207 5,633 Jun 30, 2024 665,542 57,650 14,288 767 738,247 440 701 4,183 202 5,526 Mar 31, 2024 657,219 55,840 14,010 796 727,865 432 690 4,181 197 5,501 Dec 31, 2023 686,421 55,704 12,799 806 755,731 447 680 3,960 198 5,285 Dec 31, 2025 411,254 52,092 14,720 610 478,676 409 881 4,513 247 6,049 Sep 30, 2025 409,728 51,157 14,275 572 475,732 429 960 4,245 224 5,859 Jun 30, 2025 400,124 57,713 14,050 613 472,500 466 900 4,335 211 5,912 Mar 31, 2025 409,712 58,233 13,548 595 482,089 433 800 4,353 207 5,793 Dec 31, 2024 412,480 56,540 14,974 609 484,603 411 718 4,326 213 5,668 Sep 30, 2024 409,330 51,873 14,682 716 476,601 433 715 4,167 207 5,523 Jun 30, 2024 413,601 53,723 14,076 767 482,166 423 693 4,098 202 5,417 Mar 31, 2024 413,136 52,628 13,791 795 480,350 413 682 4,097 197 5,390 Dec 31, 2023 412,663 52,834 12,576 806 478,879 424 673 3,874 198 5,170 Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Dec 31, 2025 43,030 466 147 0 43,644 12 22 14 0 48 Sep 30, 2025 41,149 755 159 0 42,064 11 39 16 0 66 Jun 30, 2025 37,259 4,158 168 0 41,586 11 22 22 0 55 Mar 31, 2025 38,894 3,336 94 0 42,325 11 13 10 0 34 Dec 31, 2024 36,828 5,176 86 0 42,090 12 16 10 0 38 Sep 30, 2024 41,326 939 57 0 42,322 14 8 15 0 37 Jun 30, 2024 38,623 1,385 68 0 40,076 14 8 16 0 38 Mar 31, 2024 37,068 923 99 0 38,091 11 6 26 0 43 Dec 31, 2023 34,424 1,076 46 0 35,546 13 13 22 0 48 Off-balance sheet positions Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Stage 1 Stage 2 Stage 3 Stage 3 POCI Total Dec 31, 2025 321,740 26,678 2,724 21 351,164 98 96 196 2 393 Sep 30, 2025 313,495 25,271 2,606 19 341,391 101 87 178 2 367 Jun 30, 2025 298,985 29,582 2,463 23 331,054 91 78 162 3 335 Mar 31, 2025 305,884 29,942 2,282 6 338,113 123 97 170 0 390 Dec 31, 2024 313,625 25,983 2,225 7 341,840 106 82 173 0 361 Sep 30, 2024 304,317 19,039 1,943 6 325,304 97 72 171 0 341 Jun 30, 2024 307,289 22,390 1,831 7 331,517 118 83 167 0 368 Mar 31, 2024 303,987 19,025 1,967 2 324,981 104 84 159 0 346 Dec 31, 2023 292,747 23,778 2,282 8 318,814 117 88 187 0 393 Memo: Net charge-offs Net charge-offs Net charge-offs / Average loans (at amortized cost)22 Dec 31, 2025 117 0.02% Sep 30, 2025 352 0.07% Jun 30, 2025 163 0.03% Mar 31, 2025 206 0.04% Dec 31, 2024 232 0.05% Sep 30, 2024 257 0.05% Jun 30, 2024 370 0.08% Mar 31, 2024 213 0.04% Dec 31, 2023 280 0.06% Financial instruments measured at amortized cost - Loans20 (In € m, unless stated otherwise) Financial instruments measured at amortized cost20 0.12% 0.04% 1,072 840 583 213 1,229 898 622 232 Gross carrying amount Allowance for credit losses21 Fair value Allowance for credit losses 1,002 (164) 838 0.18% Notional amount Allowance for credit losses21 (93) 369 206 0.15%721 (78) (55) (157) 0.04% 0.22% 0.18% (39) (19) Financial instruments measured at fair value through OCI 1,197 YTD QTD Gross charge-offs Recoveries Net charge-offs Net charge-offs / Average loans (at amortized cost)22 834 447 262 1,104 (113) (58) 0.23% 0.08% Asset quality: Overview of financial instruments subject to impairment Asset Quality 12 19 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Dec 31, 2025 vs. Dec 31, 2024 Regulatory capital5 Common Equity Tier 1 capital 48,066 47,672 48,113 49,183 49,457 48,645 48,522 49,346 49,266 (0)% Tier 1 capital 56,395 56,050 57,992 59,061 60,835 60,316 60,193 59,864 60,784 (0)% Tier 2 capital 8,610 8,594 8,449 7,660 7,676 7,426 7,008 7,003 7,050 (8)% Total capital 65,005 64,645 66,441 66,721 68,511 67,741 67,200 66,866 67,834 (1)% Risk-weighted assets and capital adequacy ratios1,5 Risk-weighted assets 349,742 354,830 356,427 356,496 357,427 351,973 340,805 340,387 347,133 (3)% of which: operational risk RWA 57,153 57,049 58,831 57,691 58,061 58,941 58,941 58,941 63,183 9% Common Equity Tier 1 capital ratio 13.7% 13.4% 13.5% 13.8% 13.8% 13.8% 14.2% 14.5% 14.2% 0.4ppt Tier 1 capital ratio 16.1% 15.8% 16.3% 16.6% 17.0% 17.1% 17.7% 17.6% 17.5% 0.5ppt Total capital ratio 18.6% 18.2% 18.6% 18.7% 19.2% 19.2% 19.7% 19.6% 19.5% 0.4ppt Regulatory capital RegCapital 13 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € bn, unless stated otherwise) Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Dec 31, 2025 vs. Dec 31, 2024 Total assets 1,312 1,331 1,351 1,380 1,387 1,417 1,398 1,391 1,435 3% Changes from IFRS to CRR/CRD (72) (77) (90) (96) (71) (115) (122) (92) (108) 51% Derivatives netting (215) (196) (203) (211) (250) (198) (218) (197) (205) (18)% Derivatives add-on 72 77 72 70 75 72 69 71 75 1% Written credit derivatives 21 23 22 22 20 15 16 18 16 (19)% Securities financing transactions 4 2 2 3 4 6 8 10 8 123% Off-balance sheet exposure after application of credit conversion factors 127 132 134 135 158 128 123 127 128 (19)% Consolidation, regulatory and other adjustments (81) (116) (116) (115) (77) (139) (119) (120) (130) 69% Leverage exposure 1,240 1,254 1,262 1,284 1,316 1,302 1,276 1,300 1,327 1% Tier 1 capital 56.4 56.1 58.0 59.1 60.8 60.3 60.2 59.9 60.8 (0)% Leverage ratio1 4.5% 4.5% 4.6% 4.6% 4.6% 4.6% 4.7% 4.6% 4.6% (0.0)ppt Leverage ratio Leverage 14 5 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax 5,678 2,036 411 2,262 583 5,291 2,837 2,421 2,445 2,027 9,731 N/M (17)% 84% Profit (loss) 4,892 1,451 52 1,665 337 3,505 2,012 1,733 1,819 1,574 7,139 N/M (13)% 104% Profit (loss) attributable to noncontrolling interests 119 29 45 32 33 139 44 46 46 71 208 116% 54% 50% Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 4,772 1,422 8 1,633 304 3,366 1,968 1,687 1,773 1,503 6,931 N/M (15)% 106% Profit (loss) attributable to additional equity components 560 147 151 172 198 668 193 202 210 205 809 3% (2)% 21% Profit (loss) attributable to Deutsche Bank shareholders 4,212 1,275 (143) 1,461 106 2,698 1,775 1,485 1,564 1,298 6,122 N/M (17)% 127% Average shareholders' equity 63,011 65,135 63,910 64,284 65,646 64,763 66,862 65,448 65,263 66,504 66,098 1% 2% 2% Deduct: Average goodwill and other intangible assets 6,434 6,644 6,737 6,752 6,853 6,750 6,939 6,763 6,756 6,842 6,835 (0)% 1% 1% Average tangible shareholders' equity 56,577 58,492 57,173 57,533 58,793 58,013 59,922 58,685 58,508 59,662 59,263 1% 2% 2% Post-tax return on average shareholders' equity 1,3 6.7% 7.8% (0.9)% 9.1% 0.6% 4.2% 10.6% 9.1% 9.6% 7.8% 9.3% 7.2ppt (1.8)ppt 5.1ppt Post-tax return on average tangible shareholders' equity1,2,3 7.4% 8.7% (1.0)% 10.2% 0.7% 4.7% 11.9% 10.1% 10.7% 8.7% 10.3% 8.0ppt (2.0)ppt 5.7ppt Costs Noninterest expenses 21,695 5,305 6,702 4,744 6,221 22,971 5,216 4,959 5,180 5,304 20,658 (15)% 2% (10)% Nonoperating costs: Impairment of goodwill and other intangible assets 233 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 311 166 1,554 (344) 659 2,035 26 (94) 96 151 179 (77)% 57% (91)% Restructuring and severance 566 95 106 42 286 529 68 49 49 17 183 (94)% (66)% (66)% Total Nonoperating costs 1,110 262 1,660 (302) 945 2,564 93 (44) 145 168 362 (82)% 15% (86)% Adjusted costs 20,585 5,043 5,042 5,047 5,276 20,407 5,122 5,004 5,034 5,136 20,297 (3)% 2% (1)% Net assets (adjusted), in € bn. Total assets5 1,312 1,331 1,351 1,380 1,387 1,387 1,417 1,398 1,391 1,435 1,435 3% 3% 3% Deduct: Derivatives (incl. hedging derivatives) credit line netting 196 174 181 185 230 230 178 193 174 181 181 (21)% 4% (21)% Deduct: Derivatives cash collateral received/paid 56 54 56 50 59 59 56 63 58 60 60 2% 5% 2% Deduct: Securities Financing Transactions credit line netting 2 2 2 2 2 2 2 5 6 2 2 8% (70)% 8% Deduct: Pending settlements netting 29 71 60 60 13 13 76 53 48 53 53 N/M 10% N/M Net assets (adjusted) 1,5 1,029 1,030 1,053 1,082 1,083 1,083 1,105 1,084 1,106 1,139 1,139 5% 3% 5% Return ratios, Costs and Net Assets (adjusted) - Group Non-GAAP financial measures (1/8) NGFM 1 15 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax 2,828 611 606 545 339 2,101 632 738 670 564 2,603 66% (16)% 24% Profit (loss) 2,036 440 436 392 244 1,512 455 531 482 406 1,874 66% (16)% 24% Profit (loss) attributable to noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 2,036 440 436 392 244 1,512 455 531 482 406 1,874 66% (16)% 24% Profit (loss) attributable to additional equity components 107 26 28 33 38 125 38 39 40 38 154 (0)% (5)% 23% Profit (loss) attributable to Deutsche Bank shareholders 1,930 414 408 360 206 1,388 417 492 443 368 1,720 79% (17)% 24% Average allocated shareholders' equity 11,280 11,381 11,476 11,654 12,167 11,681 12,437 12,208 11,978 12,018 12,199 (1)% 0% 4% Deduct: Average allocated goodwill and other intangible assets 849 787 741 766 793 776 829 965 1,024 1,051 968 33% 3% 25% Average allocated tangible shareholders' equity 10,431 10,595 10,735 10,888 11,373 10,905 11,608 11,243 10,954 10,967 11,230 (4)% 0% 3% Post-tax return on average shareholders' equity1,3 17.1% 14.5% 14.2% 12.4% 6.8% 11.9% 13.4% 16.1% 14.8% 12.3% 14.1% 5.5ppt (2.5)ppt 2.2ppt Post-tax return on average tangible shareholders' equity1,2,3 18.5% 15.6% 15.2% 13.2% 7.3% 12.7% 14.4% 17.5% 16.2% 13.4% 15.3% 6.2ppt (2.7)ppt 2.6ppt Costs Noninterest expenses 4,623 1,204 1,181 1,171 1,502 5,058 1,157 1,137 1,150 1,158 4,603 (23)% 1% (9)% Nonoperating costs: Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 53 61 23 5 287 376 2 (33) 9 12 (9) (96)% 31% N/M Restructuring and severance 76 15 18 16 54 103 5 14 5 6 29 (89)% 16% (72)% Total Nonoperating costs 129 76 41 21 340 479 7 (19) 14 18 21 (95)% 26% (96)% Adjusted costs 4,495 1,128 1,140 1,150 1,161 4,579 1,150 1,156 1,136 1,140 4,582 (2)% 0% 0% Return ratios and Costs - Corporate Bank Non-GAAP financial measures (2/8) NGFM 2 neu 16 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax 1,880 1,263 747 814 520 3,344 1,545 827 965 685 4,022 32% (29)% 20% Profit (loss) 1,354 910 538 586 374 2,407 1,112 595 695 493 2,896 32% (29)% 20% Profit (loss) attributable to noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 1,354 910 538 586 374 2,407 1,112 595 695 493 2,896 32% (29)% 20% Profit (loss) attributable to additional equity components 226 57 60 69 78 263 74 81 82 78 315 0% (5)% 20% Profit (loss) attributable to Deutsche Bank shareholders 1,128 853 477 517 296 2,144 1,039 514 613 415 2,581 40% (32)% 20% Average allocated shareholders' equity 22,953 23,419 23,663 23,759 23,805 23,631 23,938 24,593 23,700 23,811 23,967 0% 0% 1% Deduct: Average allocated goodwill and other intangible assets 835 834 760 783 813 804 842 842 851 871 852 7% 2% 6% Average allocated tangible shareholders' equity 22,118 22,584 22,903 22,976 22,992 22,827 23,096 23,751 22,849 22,940 23,115 (0)% 0% 1% Post-tax return on average shareholders' equity1,3 4.9% 14.6% 8.1% 8.7% 5.0% 9.1% 17.4% 8.4% 10.3% 7.0% 10.8% 2.0ppt (3.4)ppt 1.7ppt Post-tax return on average tangible shareholders' equity1,2,3 5.1% 15.1% 8.3% 9.0% 5.2% 9.4% 18.0% 8.7% 10.7% 7.2% 11.2% 2.1ppt (3.5)ppt 1.8ppt Costs Noninterest expenses 6,846 1,632 1,679 1,578 1,771 6,660 1,650 1,599 1,703 1,722 6,675 (3)% 1% 0% Nonoperating costs: Impairment of goodwill and other intangible assets 233 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 147 25 70 3 27 126 (7) 3 35 34 65 23% (3)% (49)% Restructuring and severance 87 24 28 18 31 101 9 18 22 (2) 48 N/M N/M (53)% Total Nonoperating costs 468 49 98 21 59 227 2 21 57 32 113 (46)% (44)% (50)% Adjusted costs 6,378 1,583 1,581 1,557 1,713 6,433 1,648 1,578 1,646 1,690 6,563 (1)% 3% 2% Return ratios and Costs - Investment Bank Non-GAAP financial measures (3/8) NGFM 2 17 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax 1,032 341 389 312 161 1,204 489 605 683 570 2,348 N/M (17)% 95% Profit (loss) 743 246 280 225 116 867 352 436 492 411 1,691 N/M (17)% 95% Profit (loss) attributable to noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 743 246 280 225 116 867 352 436 492 411 1,691 N/M (17)% 95% Profit (loss) attributable to additional equity components 123 33 37 42 48 159 48 49 50 49 196 2% (3)% 23% Profit (loss) attributable to Deutsche Bank shareholders 620 213 243 183 68 708 305 386 442 362 1,495 N/M (18)% 111% Average allocated shareholders' equity 13,681 13,675 13,909 13,949 14,402 13,995 14,713 14,789 14,667 14,790 14,763 3% 1% 5% Deduct: Average allocated goodwill and other intangible assets 789 383 (23) (24) (25) 101 (26) 507 681 674 462 N/M (1)% N/M Average allocated tangible shareholders' equity 12,892 13,292 13,932 13,972 14,426 13,894 14,739 14,282 13,986 14,116 14,301 (2)% 1% 3% Post-tax return on average shareholders' equity1,3 4.5% 6.2% 7.0% 5.3% 1.9% 5.1% 8.3% 10.4% 12.1% 9.8% 10.1% 7.9ppt (2.3)ppt 5.1ppt Post-tax return on average tangible shareholders' equity1,2,3 4.8% 6.4% 7.0% 5.2% 1.9% 5.1% 8.3% 10.8% 12.6% 10.3% 10.5% 8.4ppt (2.4)ppt 5.4ppt Costs Noninterest expenses 7,755 1,816 1,794 1,802 1,919 7,331 1,731 1,648 1,647 1,712 6,738 (11)% 4% (8)% Nonoperating costs: Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 123 10 5 1 13 28 (7) (11) 6 41 29 N/M N/M 3% Restructuring and severance 346 50 53 10 188 301 51 7 19 1 78 (100)% (96)% (74)% Total Nonoperating costs 468 60 58 11 201 330 45 (3) 25 41 107 (79)% 67% (67)% Adjusted costs 7,287 1,756 1,736 1,790 1,718 7,001 1,686 1,651 1,622 1,671 6,631 (3)% 3% (5)% Return ratios and Costs - Private Bank Non-GAAP financial measures (4/8) NGFM 3 18 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax 396 122 160 168 183 632 204 225 237 317 983 73% 33% 55% Profit (loss) 285 88 115 121 132 455 147 162 171 228 708 73% 33% 55% Profit (loss) attributable to noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 285 88 115 121 132 455 147 162 171 228 708 73% 33% 55% Profit (loss) attributable to additional equity components 22 6 6 7 8 27 8 8 8 8 33 1% (2)% 20% Profit (loss) attributable to Deutsche Bank shareholders 264 82 109 113 124 428 139 154 162 220 675 78% 35% 58% Average allocated shareholders' equity23 5,103 5,210 5,409 5,352 5,356 5,329 5,553 5,286 5,132 4,948 5,218 (8)% (4)% (2)% Deduct: Average allocated goodwill and other intangible assets 2,944 2,946 2,969 2,955 2,949 2,957 3,035 2,925 2,819 2,803 2,896 (5)% (1)% (2)% Average allocated tangible shareholders' equity23 2,159 2,264 2,440 2,396 2,407 2,372 2,518 2,361 2,312 2,144 2,323 (11)% (7)% (2)% Post-tax return on average shareholders' equity1,3 5.2% 6.3% 8.0% 8.5% 9.2% 8.0% 10.0% 11.6% 12.7% 17.8% 12.9% 8.5ppt 5.1ppt 4.9ppt Post-tax return on average tangible shareholders' equity1,2,3 12.2% 14.5% 17.8% 18.9% 20.6% 18.0% 22.1% 26.0% 28.1% 41.0% 29.1% 20.4ppt 12.9ppt 11.0ppt Costs Noninterest expenses 1,825 456 453 441 473 1,823 467 438 433 485 1,823 3% 12% (0)% Nonoperating costs: Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 26 15 0 (0) (2) 13 6 (0) (1) 0 6 N/M N/M (55)% Restructuring and severance 34 3 5 4 12 24 2 2 3 12 19 (2)% N/M (21)% Total Nonoperating costs 59 18 5 4 10 37 8 2 2 12 25 19% N/M (33)% Adjusted costs 1,765 438 448 437 463 1,786 459 436 431 473 1,798 2% 10% 1% Return ratios and Costs - Asset Management Non-GAAP financial measures (5/8) NGFM 4 19 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Return ratios Profit (loss) before tax (459) (302) (1,490) 424 (621) (1,989) (34) 28 (110) (109) (226) (82)% (1)% (89)% Profit (loss) 473 (232) (1,316) 341 (530) (1,737) (55) 10 (20) 36 (30) N/M N/M (98)% Profit (loss) attributable to noncontrolling interests 119 29 45 32 33 139 44 46 46 71 208 116% 54% 50% Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 353 (262) (1,361) 309 (563) (1,876) (99) (36) (67) (35) (237) (94)% (47)% (87)% Profit (loss) attributable to additional equity components 83 25 19 22 27 93 26 25 29 32 112 21% 10% 19% Profit (loss) attributable to Deutsche Bank shareholders 271 (287) (1,380) 287 (589) (1,969) (125) (61) (96) (68) (349) (89)% (29)% (82)% Average allocated shareholders' equity23 9,994 11,451 9,452 9,571 9,917 10,127 10,221 8,571 9,786 10,938 9,952 10% 12% (2)% Deduct: Average allocated goodwill and other intangible assets 1,017 1,693 2,290 2,271 2,322 2,112 2,259 1,523 1,380 1,443 1,657 (38)% 5% (22)% Average allocated tangible shareholders' equity 23 8,976 9,757 7,162 7,301 7,595 8,015 7,962 7,048 8,407 9,495 8,295 25% 13% 3% Costs Noninterest expenses 647 197 1,594 (246) 555 2,100 211 137 246 226 819 (59)% (8)% (61)% Nonoperating costs: Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net (37) 55 1,455 (353) 334 1,491 30 (53) 46 64 88 (81)% 38% (94)% Restructuring and severance 23 3 3 (6) 1 1 0 8 0 (0) 8 N/M N/M N/M Total Nonoperating costs (14) 58 1,458 (359) 335 1,491 30 (45) 47 64 96 (81)% 38% (94)% Adjusted costs 661 138 137 113 220 608 180 182 199 162 724 (27)% (19)% 19% Return ratios and Costs - Corporate & Other Non-GAAP financial measures (6/8) NGFM 5 20 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Group Net interest income 13,602 3,129 3,023 3,255 3,659 13,065 3,670 3,837 3,916 4,269 15,691 17% 9% 20% Key banking book segments and other funding 13,258 3,300 3,329 3,234 3,355 13,218 3,223 3,372 3,305 3,437 13,337 2% 4% 1% Key banking book segments 13,995 3,348 3,374 3,250 3,462 13,433 3,326 3,442 3,357 3,545 13,670 2% 6% 2% Other funding effects 24 (737) (48) (44) (15) (107) (216) (103) (70) (52) (108) (333) 0% 106% 54% Accounting asymmetry driven25 344 (170) (306) 20 304 (152) 447 465 611 831 2,355 173% 36% N/M Average interest earning assets, in € bn 971 980 975 1,001 1,019 996 1,033 1,026 1,029 1,046 1,036 3% 2% 4% Net interest margin 1.4% 1.3% 1.2% 1.3% 1.4% 1.3% 1.4% 1.5% 1.5% 1.6% 1.5% 0.2ppt 0.1ppt 0.2ppt Key banking book segments Corporate Bank Net interest income 5,241 1,272 1,274 1,195 1,246 4,987 1,160 1,169 1,100 1,138 4,567 (9)% 3% (8)% Average interest earning assets, in € bn 16 124 123 126 127 130 126 129 130 131 134 130 3% 2% 3% Net interest margin 4.2% 4.1% 4.1% 3.8% 3.8% 4.0% 3.6% 3.6% 3.4% 3.4% 3.5% (0.4)ppt 0.0ppt (0.5)ppt Investment Bank Fixed Income and Currencies: Financing Net interest income 2,599 644 659 629 729 2,661 711 756 699 767 2,933 5% 10% 10% Average interest earning assets, in € bn16 92 93 94 96 100 96 106 104 104 106 105 6% 2% 9% Net interest margin 2.8% 2.8% 2.8% 2.6% 2.9% 2.8% 2.7% 2.9% 2.7% 2.9% 2.8% (0.0)ppt 0.2ppt 0.0ppt Private Bank Net interest income 6,156 1,432 1,441 1,426 1,487 5,786 1,454 1,517 1,557 1,640 6,169 10% 5% 7% Average interest earning assets, in € bn16 264 264 263 260 259 262 258 253 250 249 253 (4)% (0)% (3)% Net interest margin 2.3% 2.2% 2.2% 2.2% 2.3% 2.2% 2.3% 2.4% 2.5% 2.6% 2.4% 0.3ppt 0.1ppt 0.2ppt Total key banking book segments Net interest income 13,995 3,348 3,374 3,250 3,462 13,433 3,326 3,442 3,357 3,545 13,670 2% 6% 2% Average interest earning assets, in € bn 16 480 480 483 484 489 484 493 486 485 489 488 0% 1% 1% Net interest margin 2.9% 2.8% 2.8% 2.7% 2.8% 2.8% 2.7% 2.8% 2.8% 2.9% 2.8% 0.1ppt 0.1ppt 0.0ppt Net interest income in the key banking book segments Non-GAAP financial measures (7/8) NGFM 6 21 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Costs Noninterest expenses 21,695 5,305 6,702 4,744 6,221 22,971 5,216 4,959 5,180 5,304 20,658 (15)% 2% (10)% Nonoperating costs: Impairment of goodwill and other intangible assets 233 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Litigation charges, net 311 166 1,554 (344) 659 2,035 26 (94) 96 151 179 (77)% 57% (91)% of which: Specific litigation items (Postbank takeover, RusChemAlliance indemnification asset, Polish FX mortgages) 255 46 1,395 (367) 594 1,668 6 (80) 26 74 27 (88)% 180% (98)% Restructuring and severance 566 95 106 42 286 529 68 49 49 17 183 (94)% (66)% (66)% Total Nonoperating costs 1,110 262 1,660 (302) 945 2,564 93 (44) 145 168 362 (82)% 15% (86)% Adjusted costs 20,585 5,043 5,042 5,047 5,276 20,407 5,122 5,004 5,034 5,136 20,297 (3)% 2% (1)% Profit measures and performance ratios Profit before tax 5,678 2,036 411 2,262 583 5,291 2,837 2,421 2,445 2,027 9,731 N/M (17)% 84% Adjustment for nonoperating costs 1,110 262 1,660 (302) 945 2,564 93 (44) 145 168 362 (82)% 15% (86)% Profit before tax before nonoperating costs 6,789 2,297 2,071 1,960 1,527 7,855 2,930 2,377 2,591 2,195 10,093 44% (15)% 28% Profit before tax 5,678 2,036 411 2,262 583 5,291 2,837 2,421 2,445 2,027 9,731 N/M (17)% 84% Adjustment for specific litigation items 255 46 1,395 (367) 594 1,668 6 (80) 26 74 27 (88)% 180% (98)% Profit before tax excluding specific litigation items 5,934 2,082 1,806 1,895 1,177 6,960 2,843 2,342 2,472 2,101 9,757 78% (15)% 40% Profit (loss) 4,892 1,451 52 1,665 337 3,505 2,012 1,733 1,819 1,574 7,139 N/M (13)% 104% Adjustment for specific litigation items 255 46 1,395 (367) 594 1,668 6 (80) 26 74 27 (88)% 180% (98)% Income tax effect from the adjustment for specific litigation items 0 0 (211) 71 (86) (226) 0 16 0 0 16 N/M N/M N/M Profit (loss) excluding specific litigation items 5,147 1,497 1,236 1,369 845 4,947 2,018 1,670 1,846 1,648 7,182 95% (11)% 45% Memo: Cost/income ratio excluding specific litigation items 74.2% 67.6% 69.9% 68.1% 77.9% 70.8% 61.1% 64.6% 64.1% 67.7% 64.3% (10.2)ppt 3.6ppt (6.5)ppt Return ratios Profit (loss) attributable to Deutsche Bank shareholders and additional equity components 4,772 1,422 8 1,633 304 3,366 1,968 1,687 1,773 1,503 6,931 N/M (15)% 106% Adjustment for specific litigation items 255 46 1,395 (367) 594 1,668 6 (80) 26 74 27 (88)% 180% (98)% Income tax effect from the adjustment for specific litigation items 0 0 (211) 71 (86) (226) 0 16 0 0 16 N/M N/M N/M Profit (loss) attributable to Deutsche Bank shareholders and additional equity components excluding specific litigation items 5,027 1,468 1,192 1,337 812 4,808 1,974 1,624 1,800 1,577 6,974 94% (12)% 45% Profit (loss) attributable to additional equity components 560 147 151 172 198 668 193 202 210 205 809 3% (2)% 21% Profit (loss) attributable to Deutsche Bank shareholders excluding specific litigation items 4,467 1,321 1,041 1,165 614 4,140 1,781 1,421 1,590 1,372 6,165 123% (14)% 49% Average allocated shareholders' equity 63,011 65,135 63,910 64,284 65,646 64,763 66,862 65,448 65,263 66,504 66,098 1% 2% 2% Deduct: Average allocated goodwill and other intangible assets 6,434 6,644 6,737 6,752 6,853 6,750 6,939 6,763 6,756 6,842 6,835 (0)% 1% 1% Average allocated tangible shareholders' equity 56,577 58,492 57,173 57,533 58,793 58,013 59,922 58,685 58,508 59,662 59,263 1% 2% 2% Post-tax return on average shareholders' equity1,3 excluding specific litigation items 7.1% 8.1% 6.5% 7.2% 3.7% 6.4% 10.7% 8.7% 9.7% 8.3% 9.3% 4.5ppt (1.5)ppt 5.1ppt Post-tax return on average tangible shareholders' equity1,2,3 excluding litigation items 7.9% 9.0% 7.3% 8.1% 4.2% 7.1% 11.9% 9.7% 10.9% 9.2% 10.4% 5.0ppt (1.7)ppt 5.7ppt Measures and ratios adjusted for nonoperating costs and specific litigation items - Group Non-GAAP financial measures (8/8) NGFM 7 22 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Earnings per share measure Profit (loss) attributable to Deutsche Bank shareholders after AT1-coupon adjustment (in € m) 4,274 1,422 (566) 1,633 304 2,792 1,968 959 1,773 1,503 6,171 N/M (15)% 121% Weighted-average shares outstanding 2,064 2,013 1,998 1,981 1,982 1,994 1,951 1,969 1,956 1,942 1,955 (2)% (1)% (2)% Adjusted weighted-average shares after assumed conversions 2,104 2,058 1,998 2,026 2,034 2,039 1,998 2,007 2,000 1,987 1,998 (2)% (1)% (2)% Basic earnings per share11 € 2.07 € 0.71 € (0.28) € 0.82 € 0.15 € 1.40 € 1.01 € 0.49 € 0.91 € 0.77 € 3.16 N/M (15)% 125% Diluted earnings per share1,11 € 2.03 € 0.69 € (0.28) € 0.81 € 0.15 € 1.37 € 0.99 € 0.48 € 0.89 € 0.76 € 3.09 N/M (15)% 126% Book value per basic share outstanding Total shareholders' equity (book value) 64,486 65,505 63,634 64,848 66,276 66,276 66,957 64,555 65,521 66,933 66,933 1% 2% 1% Number of shares issued, in million 2,040 1,995 1,995 1,995 1,995 1,995 1,948 1,948 1,948 1,911 1,911 (4)% (2)% (4)% Treasury shares, in million (48) (20) (47) (51) (50) (50) (6) (22) (37) (8) (8) (84)% (79)% (84)% Vested share awards, in million 46 35 37 37 39 39 33 35 36 37 37 (5)% 2% (5)% Basic shares outstanding 2,038 2,010 1,984 1,981 1,984 1,984 1,975 1,961 1,947 1,940 1,940 (2)% (0)% (2)% Book value per basic share outstanding1 € 31.64 € 32.59 € 32.07 € 32.73 € 33.41 € 33.41 € 33.91 € 32.91 € 33.66 € 34.51 € 34.51 3% 3% 3% Tangible book value per basic share outstanding Total shareholders' equity (Book value) 64,486 65,505 63,634 64,848 66,276 66,276 66,957 64,555 65,521 66,933 66,933 1% 2% 1% Deduct: Goodwill and other intangible assets 6,573 6,695 6,779 6,721 6,962 6,962 6,865 6,693 6,781 6,843 6,843 (2)% 1% (2)% Tangible shareholders' equity (tangible book value) 57,913 58,810 56,855 58,127 59,314 59,314 60,092 57,862 58,739 60,091 60,091 1% 2% 1% Number of shares issued, in million 2,040 1,995 1,995 1,995 1,995 1,995 1,948 1,948 1,948 1,911 1,911 (4)% (2)% (4)% Treasury shares, in million (48) (20) (47) (51) (50) (50) (6) (22) (37) (8) (8) (84)% (79)% (84)% Vested share awards, in million 46 35 37 37 39 39 33 35 36 37 37 (5)% 2% (5)% Basic shares outstanding 2,038 2,010 1,984 1,981 1,984 1,984 1,975 1,961 1,947 1,940 1,940 (2)% (0)% (2)% Tangible book value per basic share outstanding1 € 28.41 € 29.26 € 28.65 € 29.34 € 29.90 € 29.90 € 30.43 € 29.50 € 30.17 € 30.98 € 30.98 4% 3% 4% Per share information Per Share Information 23 For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ Non-GAAP financial measures This document and other documents the Group has published or may publish contain non-GAAP financial measures. Non-GAAP financial measures are measures of the Group’s historical or future performance, financial position or cash flows that contain adjustments that exclude or include amounts that are included or excluded, as the case may be, from the most directly comparable measure calculated and presented in accordance with IFRS in the Group’s financial statements. Return on equity ratios The Group reports a post-tax return on average shareholders’ equity (RoE) and a post-tax return on average tangible shareholders’ equity (RoTE), each of which is a non-GAAP financial measure. The post-tax RoE and RoTE are calculated as profit (loss) attributable to Deutsche Bank shareholders after Additional Tier 1 (AT1) coupon as a percentage of average shareholders’ equity and average tangible shareholders' equity, respectively. Profit (loss) attributable to Deutsche Bank shareholders after AT1 coupon for the segments is a non-GAAP financial measure and is defined as profit (loss) excluding post-tax profit (loss) attributable to noncontrolling interests and after AT1 coupon, which are allocated to segments based on their allocated average tangible shareholders’ equity. For the Group, it reflects the reported effective tax rate which was 27% for FY 2025, 22% for Q4 2025, 26% for Q3 2025, 28% for Q2 2025, 29% for Q1 2025, 34% for FY 2024, 42% for Q4 2024, 26% for Q3 2024, 87% for Q2 2024, 29% for Q1 2024 and 14% for FY 2023. For the segments, the applied tax rate was 28% for all quarters in 2025, FY 2025, for all quarters in 2024, FY 2024 and FY 2023. At the Group level, tangible shareholders' equity is shareholders’ equity as reported in the consolidated balance sheet excluding goodwill and other intangible assets. Tangible shareholders’ equity for the segments is calculated by deducting goodwill and other intangible assets from shareholders’ equity as allocated to the segments. Shareholders’ equity and tangible shareholders’ equity are presented on an average basis. The Group believes that a presentation of average tangible shareholders’ equity makes comparisons to its competitors easier and refers to this measure in the return on equity ratios presented by the Group. However, average tangible shareholders’ equity is not a measure provided for in IFRS, and the Group’s ratios based on this measure should not be compared to other companies’ ratios without considering differences in the calculations. 24 Definition of certain financial measures and other information (1/3)

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ Net assets (adjusted) Net assets (adjusted) are defined as IFRS total assets adjusted to reflect the recognition of legal netting agreements, offsetting of cash collateral received and paid and offsetting pending settlements balances. The Group believes that a presentation of net assets (adjusted) makes comparisons to its competitors easier. Average interest earning assets Interest earning assets are financial instruments or investments that generate interest income in the form of interest payments. Interest earnings assets are averaged on a monthly basis and across quarters and for the full year. Key banking book segments Key banking book segments are defined as Deutsche Bank’s business segments for which net interest income from banking book activities represent a material part of the overall revenue. Allocation of average shareholders’ equity Shareholders’ equity is fully allocated to the Group’s segments based on the regulatory capital demand of each segment. Regulatory capital demand reflects the combined contribution of each segment to the Group’s Common Equity Tier 1 (CET1) ratio, the Group’s leverage ratio and the Group’s capital loss under stress. Contributions in each of the three dimensions are weighted to reflect their relative importance and level of constraint for the Group. Contributions to the CET1 ratio and the leverage ratio are measured through risk-weighted assets (RWA) and leverage ratio exposure. The Group’s capital loss under stress is a measure of the Group’s overall economic risk exposure under a defined stress scenario. Goodwill and other intangible assets are directly attributed to the Group’s segments in order to allow the determination of allocated tangible shareholders’ equity and the respective returns. Shareholders’ equity and tangible shareholders’ equity is allocated on a monthly basis and averaged across quarters and for the full year. Adjusted costs/nonoperating costs Adjusted costs is one of the Group’s key performance indicators and is a non- GAAP financial measure for which the most directly comparable IFRS financial measure is noninterest expenses. Adjusted costs is calculated by deducting (i) impairment of goodwill and other intangible assets, (ii) net litigation charges and (iii) restructuring and severance, in total referred to as nonoperating costs, from noninterest expenses under IFRS. The Group believes that a presentation of noninterest expenses excluding the impact of these items provides a more meaningful depiction of the costs associated with the operating 25 Definition of certain financial measures and other information (2/3)

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ Book value and tangible book value per basic share outstanding Book value per basic share outstanding and tangible book value per basic share outstanding are non-GAAP financial measures that are used and relied upon by investors and industry analysts as capital adequacy metrics. Book value per basic share outstanding represents the bank’s total shareholders’ equity divided by the number of basic shares outstanding at period-end. Tangible book value represents the bank’s total shareholders’ equity less goodwill and other intangible assets. Tangible book value per basic share outstanding is computed by dividing tangible book value by period-end basic shares outstanding. Cost ratios Cost/income ratio: Noninterest expenses as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Compensation ratio: Compensation and benefits as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Noncompensation ratio: Noncompensation noninterest expenses, which are defined as total noninterest expenses less compensation and benefits, as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Other key ratios Diluted earnings per share: Profit (loss) attributable to Deutsche Bank shareholders, which is defined as profit (loss) excluding noncontrolling interests, divided by the weighted-average number of diluted shares outstanding. Diluted earnings per share assume the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts. Book value per basic share outstanding: Book value per basic share outstanding is defined as shareholders’ equity divided by the number of basic shares outstanding (both at period-end). Tangible book value per basic share outstanding: Tangible book value per basic share outstanding is defined as shareholders’ equity less goodwill and other intangible assets, divided by the number of basic shares outstanding (both at period-end). Tier 1 capital ratio: Tier 1 capital, as a percentage of the RWA for credit, market and operational risk. Common Equity Tier 1 capital ratio: Common Equity Tier 1 capital, as a percentage of the RWA for credit, market and operational risk. Leverage ratio: Tier 1 capital, as a percentage of the leverage exposure. Net interest margin: For Group and divisions, net interest income (before provision for credit losses) as a percentage of average total interest earnings assets. Net interest margins per division are based on their contribution to the Group results. Average yield on loans: Interest income on loans as a percentage of average loans at amortized cost based upon month-end balances. Provision for credit losses (bps of loans): Provision for credit losses annualized as basis points of average loans gross of allowances for loan losses, based upon month-end balances. 26 Definition of certain financial measures and other information (3/3)

Deutsche Bank Q4 2025 Financial Data Supplement _________________________________________________________________________________________________________________________________________ 1. Definitions of certain financial measures are provided on pages 24-26 of this document 2. The reconciliation of average tangible shareholders‘ equity is provided on pages 15-22 of this document 3. Based on profit (loss) attributable to Deutsche Bank shareholders (post-tax) 4. Twelve months period until the end of the respective reporting period compared to full year 2021 5. At period-end 6. The reconciliation of adjusted costs/nonoperating costs is provided on pages 15-22 of this document 7. Pre-provision profit defined as net revenues less noninterest expenses 8. Sustainable financing and ESG investment activities are defined in the “Sustainable Finance Framework” and “Deutsche Bank ESG Investments Framework” which are available at investor- relations.db.com; in cases where validation against the Frameworks cannot be completed before the end of the reporting quarter, volumes are disclosed upon completion of the validation in subsequent quarters 9. Includes Sustainable financing and ESG investment activities of € 10.1 billion in C&O in Q3 2024 10. Operating leverage is calculated as the difference between year-on-year change in percentages of reported net revenues and year-on-year change in percentages of reported noninterest expense 11. The tax impact is recognized in net income (loss) directly; accordingly, earnings were adjusted by € 761 million before tax in 2025 for the coupons paid on AT1 notes, thereof € 728 million in April 2025 and € 32 million in October 2025; in April 2024 and May 2023 earnings were adjusted by € 574 million and € 498 million respectively; the coupons paid on AT1 notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation in accordance with IAS 33; diluted earnings per common share include the numerator effect of assumed conversions; in case of a net loss potentially dilutive shares are not considered for the earnings per share calculation, because to do so would decrease the net loss per share 12. Includes AT1 notes, which constitute unsecured and subordinated notes of Deutsche Bank and are classified as equity in accordance with IFRS 13. Includes net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss, net commission and fee income and remaining revenues 14. Segment assets represent consolidated view, i.e. the amounts do not include intersegment balances (except for central liquidity reserves, shorts coverage, liquidity portfolio and repack reallocations, regarding assets consumed by other segments but managed by CB/IB) 15. Contains Group-neutral reallocation of central liquidity reserves to business divisions 16. Based on the implemented reporting logic the full year 2023 number is based on spot value as of December 31, 2023 17. Assets under management include assets held on behalf of customers for investment purposes and/or assets that are advised or managed by Deutsche Bank; they are managed on a discretionary or advisory basis or are deposited with Deutsche Bank 18. Annualized management fees divided by average assets under management 19. IFRS 9 introduced a three stage approach to impairment for financial assets that are not credit-impaired at the date of origination or purchase. This approach is summarized as follows: Stage 1: The Group recognizes a credit loss allowance at an amount equal to 12-month expected credit losses Stage 2: The Group recognizes a credit loss allowance at an amount equal to lifetime expected credit losses for those financial assets which are considered to have experienced a significant increase in credit risk since initial recognition Stage 3: The Group recognizes a loss allowance at an amount equal to lifetime expected credit losses, reflecting a probability of default of 100%, via the expected recoverable cash flows for the asset, for those financial assets that are credit-impaired; POCI = Purchased or Originated Credit Impaired 20. Financial assets at amortized cost consist of loans at amortized cost, cash and central bank balances, interbank balances (w/o central banks), central bank funds sold and securities purchased under resale agreements, securities borrowed and certain subcategories of other assets 21. Allowance for credit losses does not include allowance for country risk for amortized cost and off-balance sheet positions 22. Net charge-offs as percentage of average loans at amortized costs in the respective year to date period 23. Beginning in December 2025, Deutsche Bank revised the allocation of (tangible) shareholders’ equity to more accurately assess the shareholder value generated by Asset Management. As part of this adjustment, approximately € 1 billion of CET1 capital contributed to Deutsche Bank Group by DWS minority shareholders is now recognized as a reduction in the equity allocated to the Asset Management segment. Previously, this minority interest benefit, which is part of regulatory own funds, was reflected in Corporate & Other. This change affects only the Asset Management segment and does not impact the metrics of Deutsche Bank Group or the bank’s other operating segments. As the implementation began in December 2025, the change impacts the financials for the fourth quarter and the full year 2025. No adjustments were made to prior months’ capital allocation, resulting in a phased effect on the 2025 financials. The full impact will be visible in the 2026 financial year 24. Other funding effects represent banking book net interest income arising primarily from Treasury funding activities that are not allocated to the key banking book segments but are allocated to other segments or held centrally in C&O 25. Accounting asymmetry primarily arises from funding costs associated with trading positions where the funding cost is reported in net interest income but is offset by revenues on the underlying positions recorded in noninterest revenues. Conversely, it can also arise from the use of fair valued instruments to hedged key banking book segments positions where the cost or income of the underlying position is recorded as interest income, but the hedge impact is recorded as a noninterest revenue. These effects primarily occur in the Investment Bank (ex FIC Financing), Asset Management and C&O including Treasury other than held in the key banking book segments 27 Footnotes